[GOLDMAN SACHS LOGO]
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                                                                                                                       EXHIBIT 99.1


                                               GSAMP 2002 WMC-1(ACTUAL BALANCES)
                                                   PORTFOLIO SUMMARY REPORT
                                               PREPARED BY GOLDMAN, SACHS & CO.

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Pg Pool Classification    Loans   Principal Balance   Curr WAC   Orig WAM    Am WAM    St WAM   1st CAP   Per CAP   Life Ca   Margin
------------------------------------------------------------------------------------------------------------------------------------
0001 All Loans            3,052   $458,008,393.26      8.554      341.60     356.79    340.22    1.602    1.000     14.672    5.966
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*** TOTALS ***            3,052   $458,008,393.26
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

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparations or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]

Project:              GSAMP 2002 WMC-1(ACTUAL BALANCES)               PAGE 0001
Deal Name             All Loans

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 Loans     Principal Balance     Curr WAC     Orig WAM      Am WAM      St WAM      St Age    1st Cap    Per Cap    Life Ca
------------------------------------------------------------------------------------------------------------------------------
 3,052      $458,008,393.26       8.554        341.60      356.79      340.22       0.38       1.602      1.000     14.672
------------------------------------------------------------------------------------------------------------------------------


TABLE (CONTINUED)
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Loans    MTR 7/0    Margin    _Minra    SUBOLTV    COMOLTV    PP Rter     FICO
--------------------------------------------------------------------------------
3,052     23.40     5.966      8.184     75.31      91.02      23.00     639.686
--------------------------------------------------------------------------------


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Current Rate          Principal Balance           Orig Term         Rem Term                       AM WAM                  Age
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
5.99       0.39     $0 - $50,000        4.34     180   10.15     121 - 180 Mths  10.15      Missing            0.02      0   64.98
6.00       0.03     $50,000 - $100,00  11.45     240    0.11     181 - 240 Mths   0.11      121 - 180 Mths     0.79      1   32.99
6.25       0.14     $100,000 - $150,0  14.29     360   89.74     301 - 360 Mths  89.74      181 - 240 Mths     0.27      2    1.59
6.38       0.27     $150,000 - $200,0  15.48                                                241 - 300 Mths     0.04      3    0.40
6.49       0.47     $200,000 - $250,0  14.88                                                301 - 360 Mths    98.88      5    0.04
6.50       1.80     $250,001 - $275,0   5.70                                                361 - 420 Mths     0.01
6.54       0.06     $275,001 - $350,0  12.99
6.63       0.68     $350,001 - $450,0  11.77
6.74       0.02     $450,001 - $550,0   5.51
6.75       1.82     $550,001 - $650,0   2.72
6.88       1.31     $650,001 - $750,0   0.88
6.90       0.05
6.95       0.05
6.99       5.34
7.00       0.75
*More*    86.81
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



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    Geography                 City                 Zip                Property Type            Nbr Units            Purpose
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
California   58.99      LOS ANGE   4.89      94080      0.69      SINGLE FAM     70.55         1    93.53      Purchase       60.51
Arizona       4.30      SAN DIEG   1.61      91364      0.64      PUD DET        11.86         2     3.65      Cash out Refi  33.59
Florida       3.65      LONG BEA   1.19      91344      0.61      CONDO           8.90         4     1.72      Rate/Term Ref   5.90
New York      3.19      OXNARD     1.13      93030      0.50      2-4 FAMILY      6.59         3     1.10
Virginia      2.52      PHOENIX    1.02      91304      0.50      PUD ATT         2.01
Texas         2.49      SIMI VAL   0.90      93033      0.49      MAN HOUSING     0.09
Pennsylvani   2.47      SAN JOSE   0.80      90045      0.49                      0.01
Colorado      2.17      LAS VEGA   0.77      95132      0.46
Massachuset   2.13      VENTURA    0.73      93063      0.46
Illinois      1.91      MESA       0.73      91342      0.45
Michigan      1.86      WOODLAND   0.73      93065      0.44
Georgia       1.73      SOUTH SA   0.69      91335      0.43
*More*       12.59      *More*    84.81      *More*    93.83
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TABLE (CONTINUED)
------------------------------------------------------------------
     Geography             Subj OLTV             Comb OLTV
------------------------------------------------------------------
California   58.99     Missing      0.06     0.01-50.00   0.78
Arizona       4.30     0.01-50.00  10.35     50.01-60.0   1.34
Florida       3.65     50.01-60.0   1.53     60.01-70.0   4.27
New York      3.19     60.01-70.0   4.44     70.01-75.0   3.81
Virginia      2.52     70.01-75.0   5.69     75.01-80.0  10.58
Texas         2.49     75.01-80.0  49.64     80.01-85.0   9.09
Pennsylvani   2.47     80.01-85.0   9.09     85.01-90.0  12.70
Colorado      2.17     85.01-90.0  11.69     90.01-95.0  12.37
Massachuset   2.13     90.01-95.0   6.83     95.01-97.0   0.51
Illinois      1.91     95.01-97.0   0.06     97.01-100.  44.54
Michigan      1.86     97.01-100.   0.62
Georgia       1.73
*More*       12.59
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



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   Occupancy                  FICO                  Doc                   Source                  Amort                  Grade
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
Owner Occu  95.24       Missing   0.04       Full Doc     44.72       WMC 2    77.55       2/28 ARM       72.86       A      26.51
Investment   3.64       500-539   5.85       Streamlined  25.25       WMC 1    22.45       3/27 ARM        5.39       A-     14.71
Second Hom   1.11       540-559   4.13       Stated Doc   16.10                            6 Month LIBOR   0.24       AA     43.23
                        560-579   5.09       Alt Doc       6.58                            Fixed          21.51       B       8.53
                        580-599   7.49       Lite Doc      3.90                                                       B+      5.54
                        600-619  10.73       Limited Doc   3.36                                                       C       1.48
                        620-639  15.24                     0.10
                        640-659  16.95
                        660-679  11.73
                        680-699   7.73
                        700-719   6.02
                        720-739   3.86
                        *More*    5.14
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



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   Margins              1st Rate Cap       Per Rate Cap       1st Rate Adj Dt           Life Adj Cap                   MTR
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
Missing    21.56         .    21.51        .    21.51             .    21.51         N/A           21.56        Missing      21.51
0.01-3.00   0.06        1.00   0.24       1.00  78.49       FEB2003     0.24         9.00- 9.49%    0.05          5           0.24
3.01-5.00  13.14        1.50  72.86                         MAR2004     0.04        11.00-11.49%    0.05         13-24       72.89
5.01-6.00  32.39        3.00   5.39                         MAY2004     0.24        11.50-11.99%    0.03         25-36        5.37
6.01-6.50  15.43                                            JUN2004     1.16        12.00-12.49%    0.42
6.51-7.00   7.29                                            JUL2004    23.36        12.50-12.99%    1.21
7.01-7.50   3.85                                            AUG2004    47.93        13.00-13.49%   10.76
7.51-8.00   5.45                                            SEP2004     0.16        13.50-13.99%    7.68
8.01-8.50   0.52                                            MAY2005     0.05        14.00-14.49%   21.35
8.51-9.00   0.31                                            JUN2005     0.11        14.50-14.99%    7.09
                                                            JUL2005     2.30        15.00-15.49%   15.24
                                                            *More*      2.91        *More*         14.55
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TABLE (CONTINUED)
--------------------------------------------------------------------------------
    Margins            Prepay Months           Sect 32              Balloons
--------------------------------------------------------------------------------
Missing    21.56        0.00  13.86          N     99.84          N     90.61
0.01-3.00   0.06       12.00   4.66          Y      0.16          Y      9.39
3.01-5.00  13.14       24.00  65.20
5.01-6.00  32.39       36.00  10.82
6.01-6.50  15.43       60.00   5.45
6.51-7.00   7.29
7.01-7.50   3.85
7.51-8.00   5.45
8.01-8.50   0.52
8.51-9.00   0.31



--------------------------------------------------------------------------------


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.